Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for First Union National Bank
Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-C3 as
reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class
A-1
JP Morgan Chase
30,000,000
60%
14201 Dallas Parkway
Dallas, TX 75254
Northern Trust
6,195,000
12%
801 S. Canal C-IN
Chicago, IL 60607

Mellon Trust of New England NA
7,230,000
14%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259
A-2
Citibank
36,580,000
26%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase
56,710,000
40%
14201 Dallas Parkway
Dallas, TX 75254

Northern Trust
24,240,000
17%
801 S. Canal C-IN
Chicago, IL 60607
Barclays Global Investors NA/Inv Bank & Trust
9,340,000
6%
980 9 th Street, Sixth Floor
Sacramento, CA 95814

A-3
Federal Home Loan Mortgage Corp/Retained
216,581,000
49%
Freddie Mac's Treasury Services Unit
1551 Park Run Drive, Mailstop D5A
McLean, VA 22102
SSB&T Co.
45,250,000
10%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

JP Morgan Chase
71,950,000
16%
14201 Dallas Parkway
Dallas, TX 75254

ML SFKPG
50,000,000
11%
4 Corporate Place
Piscataway, NJ 08854

Citibank
30,000,000
6%
3800 Citibank Center B3-15
Tampa, FL 33610

B
JP Morgan Chase
5,000,000
14%
14201 Dallas Parkway
Dallas, TX 75254

Mellon Trust of New England NA
8,777,000
26%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259
SSB&T Co.
20,000,000
59%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171
C
JP Morgan Chase
10,000,000
81%
14201 Dallas Parkway
Dallas, TX 75254

Northern Trust
2,283,000
19%
801 S. Canal C-IN
Chicago, IL 60607

D
The Bank of New York
5,000,000
21%
One Wall Street
New York, NY 10286

Citibank
15,541,000
66%
3800 Citibank Center B3-15
Tampa, FL 33610

Northern Trust
3,000,000
12%
801 S. Canal C-IN
Chicago, IL 60607

E
Citibank
9,259,000
82%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase
2,000,000
18%
14201 Dallas Parkway
Dallas, TX 75254